UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2022

VICKERS VANTAGE CORP. I

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-39852	N/A
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 Harbourfront Avenue, #16-06, Keppel Bay Tower, Singapore 098632, Singapore

(Address of Principal Executive Offices) (Zip Code)

(646) 974-8301

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one-half of one redeemable warrant	VCKAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	VCKA	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for ordinary shares at an exercise price of $11.50 per share	VCKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on November 9, 2022, Vickers Vantage Corp. I, a Cayman Islands exempted company (the “Company” or “Vickers”), convened an extraordinary general meeting of its shareholders (the “Meeting”) to approve, among other things, the previously announced Business Combination (as defined below) with Scilex Holding Company (“Scilex”), a Delaware corporation and a majority-owned subsidiary of Sorrento Therapeutics, Inc.(“Sorrento”).

At the Meeting, the Company’s shareholders approved, among other items, the Scilex Holding Company 2022 Equity Incentive Plan (the “Equity Incentive Plan”) and the Scilex Holding Company 2022 Employee Stock Purchase Plan (the “ESPP”). A description of the material terms of each of the Equity Incentive Plan and the ESPP is included in Vickers’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on October 28, 2022 (the “Proxy Statement/Prospectus”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Equity Incentive Plan and ESPP, forms of which are attached as Annex D and Annex E, respectively, to the Proxy Statement/Prospectus and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Current Report on Form 8-K filed on March 21, 2022 by Vickers with the SEC, Vickers entered into an Agreement and Plan of Merger, dated as of March 17, 2022 (as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 12, 2022 (the “Merger Agreement”)), with Scilex, and Vantage Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Vickers (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into Scilex with Scilex surviving the merger as a wholly owned subsidiary of Vickers (the “Business Combination”).

On May 13, 2022, Vickers filed a Registration Statement on Form S-4 (the “Registration Statement”), which includes the Proxy Statement/Prospectus, with the SEC in connection with the Business Combination. On October 28, 2022, the Registration Statement was declared effective by the SEC.

On November 9, 2022, Vickers held the Meeting, in connection with the proposals set forth in the Proxy Statement/Prospectus. The Meeting was held at 10:00 a.m. Eastern Time at the Nasdaq World Headquarters located at 151 W. 42nd St., 10FL Einstein Executive Conference Room, New York, NY 10036, USA and virtually via live webcast at www.cstproxy.com/vickersvantagecorpi/sm2022.

On October 20, 2022, the record date for the Meeting, there were 13,176,395 ordinary shares, par value $0.0001 per share, of Vickers (“Vickers Ordinary Shares”) outstanding and entitled to vote at the Meeting. At the Meeting, there were 10,198,275 shares voted by proxy or in person, which is 77.398% of the total Vickers Ordinary Shares outstanding on the record date for the Meeting and therefore constituted a quorum for the transaction of business.

Summarized below are the results of the matters submitted to a vote at the Meeting. All ten (10) proposals were approved by the Company’s shareholders.

Matter		For	Against	Abstain

•	Proposal 1 — The Business Combination Proposal — To approve by ordinary resolution, the transactions contemplated by the Merger Agreement, as amended	8,202,588	1,781,233	214,454

•	Proposal 2 — The Domestication Proposal — To approve by special resolution the change of the domicile of Vickers pursuant to a transfer by way of continuation of an exempted company out of the Cayman Islands and a domestication into the State of Delaware as a corporation, and the de-registration of Vickers in the Cayman Islands (the “Domestication”) and the approval of the certificate of incorporation of Vickers (the “Proposed Charter”) and the proposed bylaws of Vickers (the “Proposed Bylaws”) under Delaware law, in each case, prior to the time the Business Combination becomes effective (the “Effective Time”).	8,202,588	1,781,233	214,454

•	Proposal 3 — The Charter Approval Proposal — To approve by special resolution, in connection with the Domestication, the replacement of the Vickers’s amended and restated memorandum and articles of association, as in effect as of the date of the Proxy Statement/Prospectus, with the proposed certificate of incorporation of Vickers, to be effective immediately following the completion of the Domestication and prior to the Effective Time.	8,202,588	1,781,233	214,454

•	Proposal 4 — The Bylaws Approval Proposal — To approve by ordinary resolution, in connection with the Business Combination, the bylaws of Vickers, to be effective immediately following the completion of the Domestication and prior to the Effective Time.	8,202,588	1,781,233	214,454

•	Proposal 5 — The Advisory Governance Proposals — To approve by ordinary resolution, on a non-binding advisory basis, the following governance provisions contained in the Proposed Charter, which were presented in accordance with the requirements of the SEC as seven separate sub-proposals:

•	Advisory Proposal A — to increase the total number of authorized shares of all classes of capital stock to 785,000,000 shares, consisting of 740,000,000 authorized shares of common stock and 45,000,000 authorized shares of preferred stock;	7,816,271	2,167,550	214,454

•	Advisory Proposal B — to provide that subject to the rights of any holders of preferred stock to elect directors, the number of directors that shall constitute the board of directors of Scilex after the Effective Time (the “New Scilex Board”) shall be as determined from time to time exclusively by the New Scilex Board, except that until such time as the Sorrento Trigger Event (as defined below) occurs, the stockholders of Scilex after the Effective Time (“New Scilex”) shall be permitted to fix the number of directors;	8,202,588	1,781,233	214,454

Matter		For	Against	Abstain

•	Advisory Proposal C — to require the removal of any director be only for cause and by the affirmative vote of at least 66 2/3% of the voting power of all then-outstanding shares of stock of New Scilex entitled to vote thereon, voting together as a single class, from and after the time Sorrento and its affiliates, subsidiaries, successors and assigns (other than New Scilex and its subsidiaries) first cease to beneficially own more than 50% in voting power of the then-outstanding shares of stock of New Scilex entitled to vote generally in the election of directors (the “Sorrento Trigger Event”) (and prior to such event, by the affirmative vote of the holders of a majority in voting power of the then-outstanding shares of stock of New Scilex entitled to vote generally in the election of such directors);	7,816,271	2,167,550	214,454

•	Advisory Proposal D — to provide that from and after the Sorrento Trigger Event, the alteration, amendment or repeal of certain provisions of the Proposed Charter will require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class;	7,816,271	2,167,550	214,454

•	Advisory Proposal E — to provide that from and after the Sorrento Trigger Event, the alteration, amendment or repeal of the Proposed Bylaws will require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then-outstanding shares of stock entitled to vote thereon, voting together as a single class;	7,816,271	2,167,550	214,454

•	Advisory Proposal F — to provide that from and after the Sorrento Trigger Event, stockholders will not be permitted to act by written consent in lieu of holding a meeting of stockholders; and	7,816,271	2,167,550	214,454

•	Advisory Proposal G — to change the post-Business Combination corporate name from “Vickers Vantage Corp. I” to “Scilex Holding Company,” to make the post-Business Combination company’s corporate existence perpetual and to eliminate provisions specific to its status as a blank check company.	8,202,588	1,781,233	214,454

Matter		For	Against	Abstain

•	Proposal 6 — The Director Election Proposal — To approve by ordinary resolution, effective as of the consummation of the Business Combination, the appointment of Jaisim Shah, Henry Ji, Ph.D., Dorman Followwill, Laura J. Hamill, Tien-Li Lee, M.D., David Lemus, and Tommy Thompson, to serve as directors on the New Scilex Board until the expiration of their respective terms and until their respective successors are duly elected and qualified.	8,202,588	1,781,233	214,454

•	Proposal 7 — The Stock Plan Proposal — To approve by ordinary resolution the Equity Incentive Plan, to be effective upon the consummation of the Business Combination.	8,202,088	1,781,733	214,454

•	Proposal 8 — The ESPP Proposal — To approve by ordinary resolution the ESPP, to be effective upon consummation of the Business Combination.	8,202,588	1,781,233	214,454

•	Proposal 9 — The Nasdaq Proposal — To approve by ordinary resolution, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of more than 20% of the issued and outstanding Vickers Ordinary Shares and the resulting change in control in connection with the Business Combination.	8,202,588	1,781,233	214,454

•	Proposal 10 — The Adjournment Proposal — To approve by ordinary resolution the adjournment of the Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the Business Combination Proposal, the Domestication Proposal, the Charter Approval Proposal, the Bylaws Approval Proposal, the Advisory Governance Proposals, the Director Election Proposal, the Stock Plan Proposal, the ESPP Proposal and the Nasdaq Proposal, in the event Vickers does not receive the requisite shareholder vote to approve the foregoing proposals.	8,202,587	1,781,234	214,454

Item 8.01	Other Events

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus, the anticipated closing date of the Business Combination is November 10, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2022	VICKERS VANTAGE CORP. I

	By:	/s/ Jeffrey Chi
		Name:	Jeffrey Chi
		Title:	Chief Executive Officer